UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2020

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall,	Minneapolis,	Minnesota	55403
(Address of principal executive offices, including zip code)

(612)	304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Shareholders.

On June 10, 2020, Target Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect each of the Company’s directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation (“Say on Pay”); and (4) approve the Target Corporation 2020 Long-Term Incentive Plan.

At the close of business on April 13, 2020, the record date of the Annual Meeting, the Company had 499,828,552 shares of common stock issued and outstanding. The holders of a total of 442,601,633 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal under the voting approval standard disclosed in the 2020 Proxy Statement (as indicated by the borders) are set forth below:

1.The shareholders elected each of the following nominees as directors for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Douglas M. Baker, Jr.	365,599,536	97.9	7,882,450	2.1	9,339,553	59,780,094
George S. Barrett	379,715,944	99.5	1,911,932	0.5	1,193,663	59,780,094
Brian C. Cornell	356,676,283	93.8	23,520,223	6.2	2,625,033	59,780,094
Calvin Darden	367,302,683	96.2	14,417,866	3.8	1,100,990	59,780,094
Robert L. Edwards	378,876,208	99.3	2,754,444	0.7	1,190,887	59,780,094
Melanie L. Healey	378,382,432	99.1	3,386,853	0.9	1,052,254	59,780,094
Donald R. Knauss	379,793,590	99.5	1,891,499	0.5	1,136,450	59,780,094
Monica C. Lozano	379,128,774	99.3	2,708,267	0.7	984,498	59,780,094
Mary E. Minnick	367,105,766	96.1	14,732,800	3.9	982,973	59,780,094
Kenneth L. Salazar	373,770,998	97.9	7,990,301	2.1	1,060,240	59,780,094
Dmitri L. Stockton	377,510,869	98.9	4,146,777	1.1	1,163,893	59,780,094

2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2020:

For:	Shares	416,894,624
	%	94.2
Against:	Shares	24,691,951
	%	5.6
Abstain:	Shares	1,015,058
	%	0.2

3.The shareholders approved, on an advisory basis, the Company’s executive compensation:

For:	Shares	356,593,183
	%	93.6
Against:	Shares	24,250,993
	%	6.4
Abstain:	Shares	1,977,363
Broker Non-Votes:	Shares	59,780,094

4.The shareholders approved the Target Corporation 2020 Long-Term Incentive Plan:

For:	Shares	358,659,686
	%	93.7
Against:	Shares	22,658,750
	%	5.9
Abstain:	Shares	1,503,103
	%	0.4
Broker Non-Votes:	Shares	59,780,094

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

(10)D	Target Corporation 2020 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 11, 2020	/s/ Don H. Liu
Don H. Liu
Executive Vice President and Chief Legal & Risk Officer